SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential,  for use of the
[X]  Definitive Proxy Statement              Commission Only (as permitted
[_]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12




                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

                 ---------------------------------------------
            (Name of Person(s) Filing Proxy Statement if other than
                                the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      (1)   Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            -------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

      (5)   Total fee paid:

            -------------------------------------------------------------------

[X]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            -------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------

      (3)   Filing Party:

            -------------------------------------------------------------------

      (4)   Date Filed:

            -------------------------------------------------------------------

                     [U.S.-CHINA INDUSTRIAL EXCHANGE, INC.]
                                  [LETTERHEAD]



                                                              October 15, 1996



Dear Shareholder:

           You are cordially invited to attend a Special Meeting of Shareholders of U.S.-China Industrial Exchange, Inc., a New York corporation (the "Company"), to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on October 28, 1996 at 10:30 A.M., New York City time (the "Special Meeting").

           As described in the Notice of Special Meeting and Proxy Statement which accompany this letter, on September 27, 1996, the Company filed with the Securities and Exchange Commission a registration statement for an underwritten public offering (the "Public Offering") of equity units (the "Units"), consisting of a certain number of the same units issued in the Company's initial public offering in August 1994 (the "IPO Units"), each IPO Unit consisting of one share of Common Stock, par value $.01 per share (the "Common Stock"), one Redeemable Class A Warrant and one Redeemable Class B Warrant (collectively, the "Warrants"), and for a unit purchase option granted to the underwriter. The proposed Public Offering, if consummated, would raise gross proceeds of approximately $10 million. The net proceeds (approximately $8.5 million) would be used for working capital purposes, including the funding of the future expansion of the Company's marketing and sales operations in China, Hong Kong and elsewhere in Asia and the funding of certain aspects of the Company's proposed health care services operations.

           It is possible that the number of currently authorized but unissued and unreserved shares of Common Stock will be less than the number of shares of Common Stock which may need to be reserved for issuance upon exercise of the Warrants included in or issuable pursuant to the Units offered in the Public Offering and the related unit purchase option granted to the underwriter. The number of IPO Units included in each Unit sold in the Public Offering will be determined prior to the consummation thereof from within a predetermined range based upon market prices and other factors. Assuming that the number of IPO Units included in a Unit is at the highest end of this range as currently contemplated and that the underwriter exercises its overallotment option in full, 2,415,000 shares of Common Stock would be issued in the Public Offering, 7,245,000 shares of Common Stock would need to be reserved for issuance upon exercise of the Warrants issued in the Public Offering and 840,000 shares of Common Stock would need to be reserved for issuance upon exercise of the unit purchase option. Since there currently are 1,840,000 shares of Common Stock outstanding and 2,000,000 shares of Class B Common Stock, par value $.01 per share, outstanding, the additional shares of Common Stock issued in connection with the Public Offering will reduce the equity interests of existing shareholders and the voting interests of non-affiliated shareholders. Nonetheless, receipt of the proceeds from the proposed Public Offering (the consummation of which cannot, however, be assured) is important for the Company's operations and future expansion.

           The increase in the authorized number of shares of Common Stock would also leave the Company with a substantial number of shares of Common Stock available for additional financings and other corporate purposes.

           Whether or not you can attend the meeting, please sign and return the enclosed proxy. We would like your stock to be represented at the Special Meeting.

                                             Sincerely,


                                             ROBERTA LIPSON




IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 28, 1996

To the Shareholders of U.S.-China Industrial Exchange, Inc.:

           NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of U.S.- China Industrial Exchange, Inc., a New York corporation (the "Company"), will be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Monday, October 28, 1996 at 10:30 A.M., New York City time (the "Special Meeting"), for the purpose of amending the Company's Restated Certificate of Incorporation, as previously amended, to increase the number of authorized shares of Common Stock, $.01 par value per share, from 18,000,000 to 28,000,000, and to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

           Information regarding the matters to be acted upon at the Special Meeting is contained in the accompanying Proxy Statement.

           The close of business on October 9, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

           We hope that you plan to attend the Special Meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Special Meeting and vote in person even if you have previously mailed your proxy card.

                                            By Order of the Board of Directors,

                                            ELYSE  BETH   SILVERBERG
                                            Secretary

Bethesda, Maryland
October 15, 1996



================================================================================

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                              --------------------

                                 PROXY STATEMENT
                              --------------------


           This Proxy Statement is furnished to the holders (the "Shareholders") of Common Stock, par value $.01 per share (the "Common Stock"), and Class B Common Stock, par value $.01 per share (the "Class B Common Stock," and, together with the Common Stock, the "Shares"), of U.S.-China Industrial
Exchange, Inc., a New York corporation (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies (a "Proxy" or "Proxies") for use at a Special Meeting of Shareholders to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Monday, October 28, 1996, at 10:30 A.M., New York City time (the "Special Meeting") and at any adjournment or postponement thereof, for the purpose of amending the Company's Restated Certificate of Incorporation, as previously amended, to increase the number of authorized shares of Common Stock from 18,000,000 to 28,000,000 (the "Proposed Amendment"). The cost of preparing, assembling and mailing the Notice of Special Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Shares for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such Shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is October 10, 1996.

           If the enclosed Proxy is properly executed and returned, the Shares represented thereby will be voted and if a choice is specified in the Proxy, the Shares represented thereby will be voted in accordance with the specifications so made. Any Proxy on which no direction is specified will be voted in favor of the Proposed Amendment.

           A Proxy may be revoked by a Shareholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed Proxy bearing a later date, or by attendance at the Special Meeting and electing to vote in person. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a Proxy.

           The close of business on October 9, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.


                                     VOTING


           As of the Record Date, there were 1,840,000 shares of Common Stock and 2,000,000 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

           A majority of the Shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Special Meeting for determining the presence of a quorum. The affirmative vote of the majority of the outstanding voting power of the Shares is necessary to approve the Proposed Amendment. The holders of Class B Common Stock, each of whom is a member of management and/or the Board of Directors of the Company (or a trust on behalf of family members of such persons), possess approximately 86.8% of the total voting power (including their presently outstanding shares of Common Stock) of the Shares and, as such, will be able to control the vote on the Proposed Amendment. These Shareholders have advised the Company that they intend to vote in favor of the Proposed Amendment and, accordingly, passage of the Proposed Amendment is assured. The Shareholders vote at the Special Meeting by casting ballots (in person or by proxy) which are tabulated by a person appointed by the Board of Directors before the Special Meeting to serve as the inspector of election at the Special Meeting and who has executed and verified an oath of office. Abstentions and broker nonvotes are included in the determination of the number of Shares present at the meeting for quorum purposes but are not counted in the tabulation of the votes cast on the Proposed Amendment. Thus, an abstention from voting has the same legal effect as a vote "against" the matter, even though the Shareholder may interpret such action differently.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock, as of September 24, 1996 with respect to (i) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock or the Class B Common Stock, (ii) each director, (iii) each executive officer of the Company whose cash compensation exceeded $100,000 for the fiscal year ended December 31, 1995 and (iv) all directors and executive officers of the Company as a group.

                                                          Amount and Nature
                                                            of Beneficial
                                                          Ownership (2)(3):                          Percent Of:
                                                -----------------------------------         --------------------------------
Name and Address of                             Common              Class B                 Common                 Class B
Beneficial Shareholder (1)                      Stock           Common Stock (4)(5)         Stock               Common Stock
--------------------------                      -----           -------------------         -----               ------------
Roberta Lipson                              486,000(6)            1,040,000(7)              20.9%                52.0%

Elyse Beth Silverberg                       324,000(8)              680,000                 15.0%                34.0%

Lawrence Pemble                              98,000(9)              200,000                  5.1%                10.0%

Robert C. Goodwin, Jr.                       18,000(10)                   0                   *                    *

Morris Lipson                                60,000(11)              80,000(12)              3.2%                 4.0%
  3899 Live Oak Blvd.
  Del Ray Beach, Florida

A. Kenneth Nilsson                            1,000                       0                   *                    *
  P.O. Box 2510
  Monterey, California

Julius Y. Oestreicher                        74,000(13)                   0                  3.9%                  *
  235 Mamaroneck Avenue
  White Plains, New York

All Executive Officers and                1,061,000(14)           2,000,000                 36.8%               100%
Directors as a Group (7
persons)

-------------------------
* Less than 1%

(1) Unless otherwise indicated, the business address of each person named in the table is c/o U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended.

(4) Mmes. Lipson and Silverberg and Mr. Pemble have placed 240,000, 153,000 and 51,000 shares, respectively, of Class B Common Stock in escrow and may vote, but not dispose of, any of such shares during the term of the escrow agreement. See "Escrow Shares" below.

(5) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(6) Consists of shares that may be purchased pursuant to outstanding Class A Warrants and Class B Warrants.

(7) Includes 40,000 shares held by the Ariel Benjamin Lee Trust, of which Ms. Lipson is a Trustee.

(8) Consists of shares that may be purchased pursuant to outstanding Class A Warrants and Class B Warrants.

(9) Includes 96,000 shares that may be purchased pursuant to outstanding Class A Warrants and Class B Warrants.

(10) Includes 3,000 shares that may be purchased pursuant to outstanding Class A Warrants and Class B Warrants and 14,000 shares that may be purchased pursuant to currently exercisable stock options.

(11) Includes 45,000 shares that may be purchased pursuant to outstanding Class A Warrants and Class B Warrants.

(12) Consists of 40,000 shares held by the Daniel Lipson Plafker Trust and 40,000 shares held by the Jonathan Lipson Plafker Trust, both of which Mr. Lipson is a Trustee.

(13) Does not include 40,000 shares of Common Stock beneficially owned by Mr. Oestreicher's wife, which includes 30,000 shares that may be purchased pursuant to outstanding Class A Warrants and Class B Warrants, as to which Mr. Oestreicher disclaims beneficial ownership. Includes 64,000 shares issuable upon the exercise of 16,000 unit purchase options sold to Mr. Oestreicher for nominal cost on August 25, 1994 for services rendered in connection with the Company's initial public offering. Each unit underlying each such unit purchase option consists of one share of Common Stock, one Class A Warrant and one Class B Warrant. Also includes 10,000 shares that may be purchased pursuant to currently exercisable stock options.

(14) Includes an aggregate of 1,044,000 shares of Common Stock that may be purchased pursuant to outstanding unit purchase options, Class A Warrants, Class B Warrants and currently exercisable stock options.

ESCROW SHARES

           Of the 2,000,000 shares of Class B Common Stock outstanding on the date hereof, 450,000 shares (the "Escrow Shares") are held in escrow and will not be assignable or transferable (but may be voted) until such time, if ever, as the Escrow Shares are released from escrow in accordance with terms of the escrow agreement. Each current holder of Class B Common Stock of the Company contributed pro rata to the number of Escrow Shares in accordance with their percentage ownership of Class B Common Stock. All Escrow Shares remaining in escrow on March 31, 1999 will be forfeited and then canceled and contributed to the Company's capital. The arrangement relating to the Escrow Shares was required by the underwriter as a condition to the Company's initial public offering.

           A shareholder's rights to his or her shares in escrow are not affected by any change in his or her status as an employee, officer or director of, or his or her relationship with, the Company, and, in the event of such shareholder's death, the terms of the escrow agreement will be binding on such shareholder's executor, administrator, estate and legatees.

           All Escrow Shares will be released from escrow if and only if either:
(a) the Minimum Pretax Income (as defined below) is at least $3,000,000 for the fiscal year ending December 31, 1996, or (b) the Minimum Pretax Income is at least $3,750,000 for the fiscal year ending December 31, 1997, or (c) the Minimum Pretax Income is at least $5,000,000 for the fiscal year ending December 31, 1998, or (d) the closing Bid Price of the Common Stock averages in excess of $17.50 per share (subject to adjustment in the event of any stock split, dividend or distribution, reverse stock split or other similar event) for 20 consecutive trading days at any time prior to August 18, 1997.

           "Minimum Pretax Income" means for any fiscal year the Company's income before provision for income taxes and exclusive of any extraordinary earnings but inclusive of charges to income, if any, resulting from the release of any Escrow Shares, all as reflected on the Company's audited financial statements. For purposes of calculating Minimum Pretax Income, if additional shares of Common Stock are issued, then the foregoing Minimum Pretax Income levels for any year would increase proportionately; provided that no adjustments to such Minimum Pretax Income levels shall be made upon the future issuance of shares of Common Stock.

                    PROPOSAL TO AMEND THE COMPANY'S RESTATED
               CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK



DESCRIPTION OF THE PROPOSED AMENDMENT

           The Board of Directors has determined that it is advisable to amend the Company's Restated Certificate of Incorporation, as previously amended, at this time and has recommended that Shareholders approve the Proposed Amendment to ARTICLE FOURTH of the Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 18,000,000 to 28,000,000 in order to facilitate the proposed public offering of equity units described below (the "Public Offering") while leaving the Company with a sufficient number of shares of Common Stock available for other corporate purposes. The full text of the Proposed Amendment is attached to this Proxy Statement as Exhibit A. The Board has adopted a resolution authorizing the Proposed Amendment and has directed that the Proposed Amendment be submitted to the shareholders for their consideration.

PROPOSED PUBLIC OFFERING

           The Company currently proposes to offer 10,000 units (11,500 units if the underwriter's overallotment option is exercised) (the "Units") each consisting of a minimum of 140 and a maximum of 210 IPO units (the "IPO Units"). Each IPO Unit is identical to the units sold in the Company's initial public offering, which was completed in August 1994 (the "IPO"), and consists of one share of Common Stock, one redeemable Class A Warrant ("Class A Warrant") and one redeemable Class B Warrant ("Class B Warrant"). The components of the Units and IPO Units will be transferable separately immediately upon issuance. The actual number of IPO Units to be included in each Unit will be determined by negotiations between the Company and the underwriter, based primarily on the market price of the outstanding IPO Units and a determination of the number of IPO Units needed to successfully market the Units in light of market conditions, and, consequently, may exceed the maximum number of IPO Units set forth above. Each Class A Warrant entitles the registered holder thereof to purchase one share of Common Stock and one Class B Warrant at an exercise price of $6.50, subject to adjustment, at any time until August 18, 1999. Each Class B Warrant entitles the registered holder thereof to purchase one share of Common Stock at an exercise price of $8.75, subject to adjustment, at any time until August 18, 1999. The Class A Warrants and the Class B Warrants (collectively, the "Warrants") are subject to redemption by the Company at a redemption price of $.05 per Warrant on 30 days' prior written notice, provided the average of the closing bid prices of the Common Stock exceeds $9.10 with respect to the Class A Warrants or $12.25 with respect to the Class B Warrants (subject to adjustment in each case) for 20 consecutive business days ending within 15 days of the date on which notice of redemption is given.

           The Common Stock and the Company's Class B Common Stock are essentially identical, except that the Class B Common Stock has six votes per share and the Common Stock has one vote per share and each share of Class B Common Stock is convertible into one share of Common Stock. Upon completion of the Public Offering, the holders of the Class B Common Stock will control approximately 73.9% of the total voting power and will therefore be able to elect all of the Company's directors and to control the Company. Certain shareholders of the Company who are executive officers and directors of the Company and certain members of their immediate families hold all of the outstanding shares of Class B Common Stock. The Class B Common Stock is automatically converted into Common Stock upon any sale or transfer, except to certain permitted transferees. The holders of the Class B Common Stock could significantly reduce their ownership of such stock while retaining control of the Company.

           The following table sets forth the relative aggregate actual Share ownership interests and voting interests of (i) the Company's executive officers, directors and beneficial holders of 5% or more of any class of the Company's voting securities ("Affiliated Shareholders"), (ii) all other current Shareholders ("Other Current Shareholders") and (iii) purchasers of Units in the proposed Public Offering ("New Shareholders"), before and after consummation of the proposed Public Offering. The information reflecting consummation of the Public Offering assumes, hypothetically, that each Unit will contain 210 shares of Common Stock, that the underwriter will exercise its overallotment option in full and that no Affiliated Shareholders or Other Current Shareholders will purchase any Units (although they may do so) (a "Maximum Offering"). The table reflects actual Share ownership only and does not otherwise reflect beneficial ownership as calculated in accordance with Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended. As such, Shares which could be acquired upon exercise of Warrants or options are not reflected as Shares owned for purposes of the table.

                                   PART 1 OF 2

                                                  NUMBER OF SHARES OWNED                PERCENT OF CLASS
                                                --------------------------          -------------------------
                            CLASS OF           BEFORE THE         AFTER THE        BEFORE THE       AFTER THE
                             COMMON             PROPOSED          PROPOSED          PROPOSED         PROPOSED
CLASS OF OWNER                STOCK             OFFERING          OFFERING          OFFERING         OFFERING
--------------              --------            --------          --------          --------         --------
Affiliated                  Common Stock           19,000             19,000          1.0%            0.5%
Shareholders                Class B
                            Common Stock         2,000,000          2,000,000       100.0%          100.0%
                                                 ---------          ---------
                                                 2,019,000          2,019,000

Other Current               Common Stock         1,821,000          1,821,000        99.0%           42.8%
Shareholders                Class B
                            Common Stock                --                 --          --              --
                                                 ---------          ---------
                                                 1,821,000          1,821,000

New                         Common Stock                --          2,415,000          --            56.8%
Shareholders                Class B
                            Common Stock                --                 --          --              --
                                                 ---------          ---------
                                                        --          2,415,000

                                   PART 2 OF 2

                                                  PERCENTAGE OF TOTAL
                                                    COMMON STOCK AND               PERCENTAGE OF TOTAL
                                                  CLASS B COMMON STOCK                  VOTING POWER
                                                --------------------------          -------------------------
                            CLASS OF           BEFORE THE        AFTER THE         BEFORE THE       AFTER THE
                            COMMON              PROPOSED          PROPOSED          PROPOSED         PROPOSED
CLASS OF OWNER               STOCK              OFFERING          OFFERING          OFFERING         OFFERING
--------------              --------            --------          --------          --------         --------
Affiliated                 Common Stock
Shareholders               Class B
                           Common Stock            52.6%            32.3%            86.8%           73.9%

Other Current              Common Stock
Shareholders               Class B
                           Common Stock            47.4%            29.1%            13.2%           11.2%

New                        Common Stock
Shareholders               Class B
                           Common Stock             --              38.6%             --             14.9%

           The following table includes the information set forth in the preceding table based on similar assumptions but, in addition, assumes exercise of all Class A Warrants and Class B Warrants outstanding or issuable upon the exercise of outstanding Warrants or options before and after consummation of the proposed Maximum Offering. There currently are outstanding 2,140,000 Class A Warrants (318,000 of which are owned by Affiliated Shareholders), 2,140,000 Class B

Warrants (318,000 of which are owned by Affiliated Shareholders), 160,000 unit purchase options (144,000 of which were issued to the underwriter of the Company's initial public offering and 16,000 of which were issued to an Affiliated Shareholder in connection with the Company's initial public offering) and 168,060 stock options issued under the Company's 1994 Stock Option Plan
(30,667 of which are held by Affiliated Shareholders). In addition, in connection with the proposed Public Offering, the underwriter will be granted a unit purchase option to purchase up to 1,000 Units.

                                   PART 1 OF 2

                                                  NUMBER OF SHARES OWNED                PERCENT OF CLASS
                                                --------------------------          -------------------------
                            CLASS OF           BEFORE THE         AFTER THE        BEFORE THE       AFTER THE
                             COMMON             PROPOSED          PROPOSED          PROPOSED         PROPOSED
CLASS OF OWNER                STOCK             OFFERING          OFFERING          OFFERING         OFFERING
--------------              --------            --------          --------          --------         --------
Affiliated                Common Stock         1,061,000          1,061,000            11.8%            5.4%
Shareholders              Class B
                          Common Stock         2,000,000          2,000,000           100.0%          100.0%
                                               ---------          ---------
                                               3,061,000          3,061,000

Other Current             Common Stock         7,939,893          7,939,893            88.2%           40.7%
Shareholders              Class B
                          Common Stock             --                --                --               --
                                               ---------          ---------
                                               7,939,893          7,939,893

New                       Common Stock             --            10,500,000            --              53.8%
Shareholders              Class B
                          Common Stock             --                --                --              --
                                               ---------          ---------
                                                   --            10,500,000


                                   PART 2 OF 2

                                                  PERCENTAGE OF TOTAL
                                                    COMMON STOCK AND               PERCENTAGE OF TOTAL
                                                  CLASS B COMMON STOCK                  VOTING POWER
                                                --------------------------          -------------------------
                            CLASS OF           BEFORE THE        AFTER THE         BEFORE THE       AFTER THE
                            COMMON              PROPOSED          PROPOSED          PROPOSED         PROPOSED
CLASS OF OWNER               STOCK              OFFERING          OFFERING          OFFERING         OFFERING
--------------              --------            --------          --------          --------         --------
Affiliated               Common Stock
Shareholders             Class B
                         Common Stock            27.8%            14.2%               62.2%           41.5%

Other Current            Common Stock
Shareholders             Class B
                         Common Stock            72.2%            36.9%               37.8%           25.2%

New                      Common Stock
Shareholders             Class B
                         Common Stock             --              48.8%                --             33.3%

REASONS FOR THE PROPOSED AMENDMENT

           Of the 18,000,000 currently authorized shares of Common Stock, 11,128,000 currently are either outstanding or reserved for issuance as follows:

Outstanding                                                                               1,840,000
                                                                                       ------------
Reserved for issuance:
      -Conversion of Class B Common Stock to Class A Common Stock                         2,000,000
      -Exercise of outstanding Class A Warrants and outstanding and
           issuable Class B Warrants                                                      6,420,000
      -Exercise of Underwriter's and consultant's unit purchase options
            from initial public offering ("IPO")                                            640,000
      -Exercise of stock options granted or to be granted under the Company's
           1994 Stock Option Plan                                                           228,000
                                                                                       ------------
           total reserved for issuance                                                    9,288,000
                                                                                       ------------
           total outstanding and reserved for issuance                                   11,128,000
                                                                                       ------------

           If the Maximum Offering is consummated, approximately 21,628,000 shares of Common Stock would be issued and reserved for issuance, as follows:


Outstanding                                                                              4,255,000
                                                                                       ------------
Reserved for issuance:
      -Conversion of Class B Common Stock to Class A Common Stock                        2,000,000
      -Exercise of outstanding Class A Warrants and outstanding and
           issuable Class B Warrants                                                    13,665,000
      -Exercise of Underwriter's and consultant's unit purchase options
           from the IPO                                                                    640,000
      -Exercise of Underwriter's Unit Purchase Option from Public Offering                 840,000
      -Exercise of stock options granted or to be granted under the Company's
           1994 Stock Option Plan                                                          228,000
                                                                                        ----------
           total reserved for issuance                                                  17,373,000
                                                                                        ----------
           total outstanding and reserved for issuance                                  21,628,000
                                                                                        ----------

           The Company may not have enough authorized shares of Common Stock to complete the Public Offering (including all the shares of Common Stock which must be available for issuance upon exercise of Warrants and the unit purchase option). For this reason, and in order to leave the Company with a sufficient number of available shares for other proper corporate purposes which may be identified by the Board of Directors in the future, such as the sale of stock to obtain additional financing, the acquisition or merger into the Company of other companies and the funding of future equity compensation or employee stock plans to retain and attract qualified executives and employees, the Board of Directors believes that it is necessary to adopt the Proposed Amendment. Other than in connection with the proposed Public Offering, the Company does not, however, have any specific purposes or plans at this time for use of the additional shares of Common Stock to be authorized by the Proposed Amendment. The issuance of additional shares of Common Stock for the above-mentioned purposes may have a dilutive effect on earnings per share (if any) and on a Shareholder's percentage voting power. The Company also has authorized 5,000,000 shares of Preferred Stock, par value $.01 per share, of which none have been issued.

           There can be no assurance that the proposed Public Offering will be consummated even if the Proposed Amendment is adopted or that the terms of the Public Offering will not change substantially from those described above.

CERTAIN CONSEQUENCES OF THE PROPOSED AMENDMENT

           The Proposed Amendment would not change any of the terms of the Company's Common Stock or Class B Common Stock (which are identical, except that the Common Stock has one vote per share and Class B Common Stock has six votes per share), but would merely increase the number of shares of Common Stock which the Company is authorized to issue.

           The shares of Common Stock to be authorized by the Proposed Amendment will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company's Shareholders, except as may be required by applicable laws. Other than in connection with the proposed Public Offering, management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized. Upon issuance, such shares of Common Stock will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock do not have preemptive rights. Any future issuance of Common Stock will be subject to the rights of holders of outstanding shares of any preferred stock which the Company may issue in the future.

           Although an increase in the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect (by, for example, permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Proposed Amendment is not being proposed in response to any effort of which the Company is aware to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and Shareholders. The Board does not currently contemplate recommending the adoption of any other amendments to the Company's Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

           Any issuances of Common Stock at less than the then market value generally will require adjustments (i.e., decreases) of the exercise prices under the Class A Warrants, Class B Warrants, the unit purchase option to be issued to the underwriter in the proposed Public Offering and the unit purchase options issued in connection with the IPO, as well as increases in the number of shares of Common Stock which would be issued pursuant thereto.

APPRAISAL RIGHTS

           There are no rights of appraisal or similar rights of dissenters with respect to the Proposed Amendment.

EFFECTIVE DATE

           If approved by the Shareholders, the Proposed Amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of New York amending the Company's Restated Certificate of Incorporation, which filing will be made as soon as reasonably practicable after Shareholder approval.

           THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                                  OTHER MATTERS

           The Board of Directors is not aware of any matters not set forth herein that may come before the Special Meeting. If, however, further business properly comes before the Special Meeting, the persons named in the proxies will vote the Shares represented thereby in accordance with their judgment.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

           Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the 1997 annual meeting, such proposals must be received by the Company not later than January 4, 1997. Proposals should be directed to the attention of the Secretary of the Company.

                          ANNUAL REPORT AND FORM 10-KSB

           The Company has previously furnished to each shareholder of record on April 25, 1996 the Company's 1995 Annual Report. The Company will furnish without charge to each person whose proxy is being solicited, upon and in accordance with the written request of such person, another copy of the Company's 1995 Annual Report and/or a copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1995, including the financial statements, but excluding exhibits. Requests for copies of either such report should be directed to the Company, Attention: Secretary.


                                            By Order of the Board of Directors,

                                            ELYSE BETH SILVERBERG
                                            Secretary

October 15, 1996

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


           The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., revoking all proxies heretofore given, hereby constitutes and appoints Roberta Lipson and Lawrence Pemble, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at a Special Meeting of Shareholders of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Monday, October 28, 1996 at 10:30 A.M., New York City time, and at any adjournments or postponements thereof.

           The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

           Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR Proposal 1 set forth on the reverse side.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                              A VOTE FOR PROPOSAL 1

1. Proposal to amend the Company's Restated Certificate of Incorporation, as previously amended, to increase the number of authorized shares of Common Stock, par value $.01 per share, from 18,000,000 to 28,000,000.

      FOR [_]               AGAINST [_]             ABSTAIN [_]

2. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

           The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 and in accordance with their discretion on such other matters as may properly come before the meeting.


                                            Dated: _____________________, 1996

                                            ----------------------------------

                                            ----------------------------------
                                                        Signature(s)

                                            (Signature(s)   should   conform  to
                                            names  as  registered.  For  jointly
                                            owned  shares,   each  owner  should
                                            sign.   When  signing  as  attorney,
                                            executor,  administrator,   trustee,
                                            guardian    or    officer    of    a
                                            corporation,    please   give   full
                                            title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                                                       EXHIBIT A


                        FORM OF PROPOSED AMENDMENT TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                  OF U.S.-CHINA INDUSTRIAL EXCHANGE, INC. UNDER
              SECTION 805 OF THE NEW YORK BUSINESS CORPORATION LAW


           The first paragraph of ARTICLE FOURTH of the Restated Certificate of Incorporation, as now in force and effect, is hereby amended by eliminating said first paragraph of ARTICLE FOURTH thereof in its entirety and substituting in lieu thereof the following:



                      "FOURTH:

                      The aggregate number of shares of capital stock which the Corporation is authorized to issue is 35,000,000 shares, consisting of 28,000,000 shares of Common Stock of the par value of $.01 per share, 2,000,000 shares of Class B Common Stock of the par value of $.01 per share and 5,000,000 shares of Preferred Stock of the par value of $.01 per share."